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July 28, 2021

Appendix

July 28, 2021 Notes: (5) The number of shares used in the diluted per share calculations on a non-GAAP basis excludes the impact of stock-based compensation expense expected to be incurred in future periods and not yet recognized in the financial statements, which would otherwise be assumed to be used to repurchase shares under the GAAP treasury stock method. In addition, the Company entered into convertible note hedge transactions that expired upon maturity of the convertible notes to offset any potential dilution from the convertible notes. Although the anti-dilutive impact of the convertible note hedges was not reflected under GAAP, the Company included the anti-dilutive impact of the convertible note hedges in non-GAAP diluted average shares outstanding, if applicable. (1) Other expenses represent the ongoing net lease cost related to facilities not used in operations. (2) The non-GAAP reconciling adjustments are those adjustments made to reconcile Earnings before interest and income taxes to Adjusted earnings before interest and income taxes. (3) Under GAAP in effect for the Company through 2021, certain convertible debt instruments that may be settled in cash (or other assets) upon conversion were required to be separately accounted for as liability (debt) and equity (conversion option) components of the instrument in a manner that reflected the issuer’s nonconvertible debt borrowing rate. Accordingly, for GAAP purposes we were required to recognize imputed interest expense on the Company’s $172.5 million of convertible senior notes due November 1, 2021 that were issued in a private placement in May 2016. The imputed interest rate for the convertible notes was 8.12%, while the actual coupon interest rate of the notes was 3.25%. The difference between the imputed interest expense and the coupon interest expense was excluded from management’s assessment of the Company’s operating performance because management believes that this non-cash expense was not indicative of its core, ongoing operating performance. (4) Income tax effects of non-GAAP reconciling adjustments are calculated using the applicable tax rates in the jurisdictions of the underlying adjustments. (in millions, except per share amounts) 2022 2021 Gross profit 83.3$ 78.0$ Gross profit margin 41.4% 38.8% Stock-based compensation expense 0.5 0.4 Non-GAAP gross profit 83.8$ 78.4$ Non-GAAP gross profit margin 41.6% 39.0% Operating expenses 62.0$ 59.7$ Stock-based compensation expense (7.1) (10.7) Intangibles amortization expense (3.1) (3.3) Restructuring charges (6.6) (0.2) Other (1) (0.3) (0.5) Non-GAAP operating expenses 44.9$ 45.0$ Non-GAAP operating expenses margin 22.3% 22.4% Net earnings 18.1$ 12.5$ Interest expense, net 0.8 4.0 Provision for income taxes 2.9 2.7 Earnings before interest and income taxes 21.8 19.2 Earnings before interest and income taxes margin 10.8% 9.6% Stock-based compensation expense 7.6 11.1 Intangibles amortization expense 3.1 3.3 Restructuring charges 6.6 0.2 Other (1) 0.3 0.5 Adjusted earnings before interest and income taxes 39.4$ 34.3$ Adjusted earnings before interest and income taxes margin 19.6% 17.1% Net earnings $ 18.1 $ 12.5 Non-GAAP reconciling adjustments (2) 17.6 15.1 Interest expense, net non-GAAP reconciling adjustments (3) - 1.9 Income tax effects of non-GAAP reconciling adjustments (4) 2.1 1.7 Non-GAAP net earnings $ 33.6 $ 27.8 Diluted earnings per share $ 0.19 $ 0.13 Earnings per share non-GAAP reconciling adjustment 0.16 0.16 Non-GAAP diluted earnings per share $ 0.35 $ 0.29 Diluted average shares outstanding 94.3 95.0 Non-GAAP adjustment (5) 2.0 0.7 Non-GAAP diluted average shares outstanding (5) 96.3 95.7 Quarter Ended March 31,

March 31, December 31, September 30, June 30, March 31, March 31, December 31, September 30, June 30, March 31, (Continuing operations, in millions) 2022 2021 2021 2021 2021 2022 2021 2021 2021 2021 Revenues 145.7$ 176.4$ 177.7$ 149.8$ 163.1$ 55.7$ 57.9$ 55.3$ 50.0$ 37.9$ Gross profit 58.4$ 72.8$ 71.9$ 63.3$ 64.8$ 25.3$ 28.4$ 25.6$ 20.8$ 13.7$ Gross profit margin 40.1% 41.3% 40.5% 42.3% 39.7% 45.4% 49.1% 46.3% 41.6% 36.1% Stock-based compensation expense 0.3 0.3 0.2 0.2 0.2 0.1 0.1 0.1 0.1 0.1 Other - - - - - - - 0.3 0.7 - Non-GAAP gross profit 58.7$ 73.1$ 72.1$ 63.5$ 65.0$ 25.4$ 28.5$ 26.0$ 21.6$ 13.8$ Non-GAAP gross profit margin 40.3% 41.4% 40.6% 42.4% 39.9% 45.6% 49.2% 47.0% 43.2% 36.4% Research and development expenses 20.0$ 19.5$ 19.4$ 22.0$ 20.9$ 3.1$ 3.0$ 2.6$ 2.5$ 2.4$ Research and development expenses margin 13.7% 11.1% 10.9% 14.7% 12.8% 5.6% 5.2% 4.7% 5.0% 6.3% Stock-based compensation expense (1.5) (1.2) (1.1) (1.5) (1.5) (0.1) - (0.1) (0.1) - Intangibles amortization expense (1.5) (1.5) (1.4) (1.3) (1.5) (0.1) (0.1) (0.1) (0.1) - Other (0.2) (0.2) - (0.1) - - - - - - Non-GAAP research and development expenses 16.8$ 16.6$ 16.9$ 19.1$ 17.9$ 2.9$ 2.9$ 2.4$ 2.3$ 2.4$ Non-GAAP research and development expenses margin 11.5% 9.4% 9.5% 12.8% 11.0% 5.2% 5.0% 4.3% 4.6% 6.3% Selling and administrative expenses 9.6$ 11.3$ 12.0$ 13.3$ 13.4$ 10.1$ 10.1$ 9.2$ 8.7$ 7.0$ Selling and administrative expenses margin 6.6% 6.4% 6.8% 8.9% 8.2% 18.1% 17.4% 16.6% 17.4% 18.5% Stock-based compensation expense (0.8) (0.6) (0.8) (0.9) (1.4) (0.5) (0.5) (0.5) (0.4) (0.7) Intangibles amortization expense (0.1) (1.3) (1.3) (1.3) (1.3) (1.4) (1.5) (1.5) (1.2) (0.5) Other (0.1) - (0.3) (0.4) (0.4) - - - - - Non-GAAP selling and administrative expenses 8.6$ 9.4$ 9.6$ 10.7$ 10.3$ 8.2$ 8.1$ 7.2$ 7.1$ 5.8$ Non-GAAP selling and administrative expenses margin 5.9% 5.3% 5.4% 7.1% 6.3% 14.7% 14.0% 13.0% 14.2% 15.3% Operating expenses 36.2$ 30.9$ 35.4$ 35.4$ 34.5$ 13.2$ 13.2$ 11.8$ 11.2$ 9.4$ Operating expenses margin 24.8% 17.5% 19.9% 23.6% 21.2% 23.7% 22.8% 21.3% 22.4% 24.8% Stock-based compensation expense (2.3) (1.8) (1.9) (2.4) (2.9) (0.6) (0.5) (0.6) (0.5) (0.7) Intangibles amortization expense (1.6) (2.8) (2.7) (2.6) (2.8) (1.5) (1.6) (1.6) (1.3) (0.5) Impairment charges - - (4.0) - - - - - - - Restructuring charges (6.6) (0.1) - (0.1) (0.2) - (0.1) - - - Other (0.3) (0.2) (0.3) (0.5) (0.4) - - - - - Non-GAAP operating expenses 25.4$ 26.0$ 26.5$ 29.8$ 28.2$ 11.1$ 11.0$ 9.6$ 9.4$ 8.2$ Non-GAAP operating expenses margin 17.4% 14.7% 14.9% 19.9% 17.3% 19.9% 19.0% 17.4% 18.8% 21.6% Earnings before interest and income taxes 22.2$ 42.0$ 36.6$ 28.0$ 30.4$ 12.3$ 15.4$ 14.0$ 9.8$ 4.5$ Earnings before interest and income taxes margin 15.2% 23.8% 20.6% 18.7% 18.6% 22.1% 26.6% 25.3% 19.6% 11.9% Stock-based compensation expense 2.6 2.1 2.1 2.6 3.1 0.7 0.6 0.7 0.6 0.8 Intangibles amortization expense 1.6 2.8 2.7 2.6 2.8 1.5 1.6 1.6 1.3 0.5 Impairment charges - - 4.0 - - - - - - - Restructuring charges 6.6 0.1 - 0.1 0.2 - 0.1 - - - Other 0.3 0.2 0.3 0.5 0.4 - - 0.3 0.7 - Adjusted earnings before interest and income taxes 33.3$ 47.2$ 45.7$ 33.8$ 36.9$ 14.5$ 17.7$ 16.6$ 12.4$ 5.8$ Adjusted earnings before interest and income taxes margin 22.9% 26.8% 25.7% 22.6% 22.6% 26.0% 30.6% 30.0% 24.8% 15.3% Audio Precision Devices Quarter Ended Quarter Ended

March 31, December 31, September 30, June 30, March 31, (Continuing operations, in millions) 2022 2021 2021 2021 2021 Earnings before interest and income taxes Audio 22.2$ 42.0$ 36.6$ 28.0$ 30.4$ Precision Devices 12.3 15.4 14.0 9.8 4.5 Total segments 34.5 57.4 50.6 37.8 34.9 Corporate expense / other 12.7 17.2 14.1 14.9 15.7 Interest expense, net 0.8 1.9 4.2 4.1 4.0 Earnings before income taxes 21.0 38.3 32.3 18.8 15.2 Provision for (benefit from) income taxes 2.9 (54.3) 4.6 1.4 2.7 Net earnings 18.1$ 92.6$ 27.7$ 17.4$ 12.5$ Quarter Ended